UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 25, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-S5)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      333-82332               75-2006294
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)         Idenfication No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                                           55437
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000

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Item 5. Other Events.

                On March 28, 2003, the Registrant will cause the issuance and sale of approximately $303,827,001 initial principal amount of Mortgage Pass-Through Certificates, Series 2003- S5, Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class I-A-P, Class I-A-V, Class II-A- P, Class II-A-V, Class R-I, Class R-II, Class R-III, Class M-l, Class M-2, Class M-3, Class B-l, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2003, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

                In connection with the sale of the Series 2003-S5, Class I-A-1, Class I-A-2, Class I- A-3, Class II-A-1, Class R-I, Class R-II and Class R-III Certificates, other than a de minimis portion of each of the Class R-I, Class R-II and Class R-III Certificates (the "Senior Underwritten Certificates") to Salomon Smith Barney Inc. (the "Senior Underwriter"), the Registrant has been advised by the Senior Underwriter that the Senior Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Senior Underwritten Certificates following the effective date of Registration Statement No. 333-82332, which Computational Materials are being filed manually as exhibits to this report on Form SE dated March 25, 2003.

                The Computational Materials have been provided by the Senior Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                THE SENIOR UNDERWRITER HAS ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                The Computational Materials were prepared by the Senior Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

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                In addition,  the actual  characteristics and performance of the mortgage loans  underlying  the Senior  Underwritten  Certificates  (the
        "Mortgage   Loans")  may  differ  from  the  assumptions   used  in  the
        Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the
        yield,  average  life,  duration,   expected  maturity,   interest  rate
        sensitivity and cash flow characteristics of a particular class of Senior Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Senior Underwritten Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c)    Exhibits

                           ITEM 601(A) OF
                           REGULATION S-K
 EXHIBIT NO.               EXHIBIT NO.                  DESCRIPTION

     1                          99               Computational Materials


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By:/s/Joseph Orning
                                                   Name:   Joseph Orning
                                                   Title:   Vice President

Dated: March 26, 2003


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                                  EXHIBIT INDEX


                      Item 601 (a) of      Sequentially
 Exhibit             Regulation S-K        Numbered
Number               Exhibit No.           Description                  Page

 1                      99               Computational Materials  Filed Manually



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